UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 10, 2013

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.
001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ELECTRIC POWER COMPANY

ITEM 8.01 OTHER EVENTS.

On June 10, 2013, Wisconsin Electric Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of 1.70% Debentures due June 15, 2018 (the “Debentures”).  The Debentures are being issued and sold by the Company in an offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, Registration No. 333-172511 (the “Registration Statement”). The exhibits filed herewith under Item 9.01 are incorporated by reference as part of the Registration Statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1           Underwriting Agreement, dated June 10, 2013, among the Company and J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to $250,000,000 aggregate principal amount of the Company’s 1.70% Debentures due June 15, 2018.

4.1           Securities Resolution No. 13 of the Company, dated as of June 10, 2013, under the Indenture for Debt Securities, dated as of December 1, 1995, between the Company and U.S. Bank National Association (as successor to Firstar Trust Company), as Trustee.

5.1           Opinion of Joshua M. Erickson, Counsel.

23.1    Consent of Joshua M. Erickson, Counsel (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

Date: June 13, 2013	/s/ Stephen P. Dickson
Stephen P. Dickson — Vice President and Controller